UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2020
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PhaseBio Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38697	03-0375697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Great Valley Parkway, Suite 30 Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

(610) 981-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PHAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Resignation of Bibhash Mukhopadhyay as Director

On February 12, 2020, Bibhash Mukhopadhyay, Ph.D. resigned from the board of directors (the “Board”) of PhaseBio Pharmaceuticals, Inc. (the “Company”). Dr. Mukhopadhyay was a Class III director whose term was to expire at the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) and was a member of the Audit Committee and the Nominating and Corporate Governance Committee. His decision to resign was not the result of any disagreement with the Company relating to its operations, policies or practices.
Appointment of Alex Sapir as Director
On February 12, 2020, the Board appointed Alex Sapir to serve as a director of the Company, effective upon the resignation of Dr. Mukhopadhyay. Mr. Sapir will serve as a Class III director whose term will expire at the 2021 Annual Meeting, at which time he will stand for election by the Company’s stockholders. Mr. Sapir was also appointed as a member of the Audit Committee.
There is no arrangement or understanding between Mr. Sapir and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Mr. Sapir and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving Mr. Sapir requiring disclosure under Item 404(a) of Regulation S-K.
Mr. Sapir, age 53, has served as Chief Executive Officer and member of the Board of Directors of ReViral Ltd. since June 2019. Mr. Sapir served as the President and Chief Executive Officer of Dova Pharmaceuticals Inc. from January 2017 to December 2018 and served as a member of the Board of Directors of Dova Pharmaceuticals Inc. from March 2017 to April 2019. From 2006 to 2016, Mr. Sapir served as Executive Vice President, Marketing and Sales for United Therapeutics Corporation, a biotechnology company focused on the development and commercialization of unique products to address the unmet medical needs of patients with chronic and life-threatening conditions. Mr. Sapir holds a B.A. in Economics from Franklin and Marshall College and an M.B.A. from Harvard Business School. The Board believes that Mr. Sapir is qualified to serve as a director because of his extensive pharmaceutical experience, including with respect to sales and marketing.
In accordance with the Company’s Non-Employee Director Compensation Policy, as amended, upon commencement of his service as a director on February 12, 2020, Mr. Sapir was granted an initial option grant (the “Initial Grant”) under the Company’s 2018 Equity Incentive Plan (the “Plan”) to purchase 32,000 shares of the Company’s common stock, which will vest in equal monthly installments over a three-year period such that the option is fully vested on the third anniversary of the date of grant, subject to Mr. Sapir’s continuous service through such vesting dates. At each annual meeting of stockholders following which Mr. Sapir will continue service as a director, Mr. Sapir will also be entitled to receive an additional option grant to purchase 16,000 shares of the Company’s common stock (the “Annual Grant”), which will vest upon the earlier of the one-year anniversary of the date of grant and the date of Company’s next annual meeting of stockholders, in any case subject to Mr. Sapir’s continuous service through such vesting dates. For 2020, Mr. Sapir’s Annual Grant will be pro-rated based on time served as a director through the date of the Annual Meeting. Additionally, Mr. Sapir will be entitled to receive a $40,000 annual retainer, payable quarterly in arrears, for his service on the Board, and a $7,500 annual retainer, payable quarterly in arrears, for his service on the Audit Committee. Mr. Sapir has also entered into the Company’s standard form of indemnification agreement.
Composition of Board Committees
As a result of Mr. Sapir’s appointment and Dr. Mukhopadhyay’s resignation from the Board, the composition of each of the Board’s committees is as follows, effective immediately:
Audit Committee

•	Caroline Loewy (Chair)

•	Alex Sapir

•	Richard van den Broek
Compensation Committee

•	Nancy Hutson (Chair)

•	Edmund Harrigan

•	Peter Justin Klein

•	Clay Thorp
Nominating and Corporate Governance Committee

•	Clay Thorp (Chair)

•	Nancy Hutson

•	Richard van den Broek
Amendments to Non-Employee Director Compensation Policy
On February 12, 2020, the Board, pursuant to the Compensation Committee’s recommendation, approved amendments to the Company’s Non-Employee Director Compensation Policy to increase the amount of the annual cash retainer to be paid to members of the Compensation Committee to $12,000 for the chair and to $6,000 for the other members. The Board also approved amendments to the equity compensation granted to directors under the Plan to increase to 32,000 the number of shares of common stock subject to the Initial Grant and to increase to 16,000 the number of shares of common stock subject to the Annual Grant. The foregoing description of the amendment is a summary only and is qualified in its entirety by reference to the restated Non-Employee Director Compensation Policy, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On February 13, 2020, the Company issued a press release announcing the appointment of Mr. Sapir to the Board. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Exhibit Description

10.1	Non-Employee Director Compensation Policy, as amended.
99.1	Press Release, dated February 13, 2020, entitled "PhaseBio Appoints Alex C. Sapir to Board of Directors."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseBio Pharmaceuticals, Inc.

Dated: February 13, 2020	By:	/s/ John Sharp
John Sharp
Chief Financial Officer